Atlantic Capital Bancshares, Inc. Merger with First Security Group, Inc. March 25, 2015

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This presentation reflects the current views and estimates of the management of Atlantic Capital and First Security. These forward-looking statements are subject to a number of factors and uncertainties which could cause Atlantic Capital’s, First Security’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Atlantic Capital nor First Security assumes any duty to update forward-looking statements. In addition to factors previously disclosed in First Security’s reports filed with the SEC and those identified elsewhere in this presentation, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Atlantic Capital and First Security and between Atlantic Capital Bank and FSGBank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Atlantic Capital’s and First Security’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Atlantic Capital’s and First Security’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Atlantic Capital and First Security may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Atlantic Capital’s shareholders or First Security’s stockholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; and (20) competition from other financial services companies in the companies’ markets could adversely affect operations. Additional factors that could cause First Security’s results to differ materially from those described in the forward-looking statements can be found in First Security’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Atlantic Capital, First Security or the proposed merger or other matters and attributable to Atlantic Capital, First Security or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Atlantic Capital and First Security do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

ADDITIONAL INFORMATION ABOUT THE ATLANTIC CAPITAL/FIRST SECURITY MERGER TRANSACTION This presentation relates to the proposed merger transaction involving Atlantic Capital and First Security. In connection with the proposed merger, Atlantic Capital and First Security will file a registration statement on Form S-4 that will include a joint proxy statement/prospectus, and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC CAPITAL, FIRST SECURITY AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be delivered to shareholders of Atlantic Capital and stockholders of First Security. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Copies of documents filed with the SEC by Atlantic Capital will be available free of charge from Carol Tiarsmith, Executive Vice President and Chief Financial Officer, Atlantic Capital Bancshares, Inc., 3525 Piedmont Road, NE, Suite 500, Atlanta, Georgia 30305, telephone: (404) 995-6050. Documents filed with the SEC by First Security will be available free of charge from First Security by contacting John R. Haddock, Executive Vice President and Chief Financial Officer, First Security Group, Inc., 531 Broad Street, Chattanooga, Tennessee, telephone: (423) 266-2000. Atlantic Capital, First Security and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Atlantic Capital and the stockholders of First Security in connection with the proposed merger. Information about the directors and executive officers of Atlantic Capital will be included in the joint proxy statement/prospectus for the proposed transaction. Information about the directors and executive officers of First Security is included in the proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 23, 2014. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. FORWARD-LOOKING STATEMENTS (CONTINUED) 3

Company Snapshots 4 C om bined (1)Combined results do not include purchase accounting adjustments Financial information as of December 31, 2014 Corporate Overview • Headquartered in Atlanta, GA • Privately held • Single office location • Corporate and private banking • Atlanta focus • Headquartered in Chattanooga, TN • NASDAQ listed (FSGI) • 26 offices • Small business and retail banking • Chattanooga and Knoxville focus Financial Scale(1) • $1.3 billion in assets • $1.1 billion in deposits • $1.0 billion in total loans • $1.1 billion in assets • $906 million in deposits • $736 million total loans Business Strengths • Middle market corporate banking • Commercial real estate finance • SBA / Franchise lending • Private banking • Treasury services • Small business lending • Credit tenant loans • Mortgage banking • Trust and wealth management • Retail deposit channel • Headquartered in Atlanta, GA • Seeking NASDAQ listing (ACBI) • 27 offices (prior to potential consolidations / sales) • Expanded footprint along I-75 • $2.4 billion in assets • $2.0 billion in deposits • $1.7 billion total loans • Broad commercial platform • Significant fee income businesses • Diversified funding mix

Strategic Rationale Complementary Business Strengths Attractive Southeastern Regional Footprint Compelling Financial Results • Atlantic Capital’s Strengths: C&I, CRE and Private Banking; Corporate Treasury and Private Banking Deposits • First Security’s Strengths: Small Business and Specialty Commercial Lending; Small Business and Retail Deposit Channel • Complementary interest rate risk positions – combined company well situated for rising rate environment • Contiguous market expansion along the I-75 corridor • 27 offices combined providing core deposit funding • Atlanta: High density of small businesses and commercial enterprises • Chattanooga/Knoxville: Diversified manufacturing and service economies • Enhances both banks’ business plans to expand and diversify revenue opportunities • Significant cost saving opportunities provide basis for substantial EPS accretion • Retains a significant portion of FSGI NOLs • Revenue synergy opportunities with increased scale and complementary businesses • Strong regulatory capital ratios • Sustains robust loan origination trends and opportunities in all markets Strong Risk Management and Leadership Teams • Atlantic Capital has finished past 5 years with NPAs/Assets less than 1% • FSGI successfully reduced NPAs/Assets to less than 1% at 2014 year end • Highly talented management team combines commercial, small business and retail expertise • Senior management from both firms bring complementary expertise and market knowledge • Merger plan ensures management continuity 5

Summary of Transaction Terms 6 Transaction Atlantic Capital Bancshares, Inc. (“ACBI”) merger with First Security Group, Inc. (“FSGI”) Holding Company Merger FSGI to merge with and into ACBI to create Atlantic Capital Bancshares, Inc. Bank Merger Atlantic Capital Bank to merge with and into FSGBank N.A. Transaction Value Approximately $160 million in the aggregate Consideration Mix 60% common stock / 40% cash; FSGI shareholders may elect stock based on a fixed exchange ratio of 0.188 shares of ACBI common stock for each FSGI share or cash equal to $2.35 per share (ACBI plans to register its shares with the SEC and seek a NASDAQ listing concurrent with the closing of the transaction) Source of Financing $25 million common equity private placement at $12.60 per ACBI share from Trident IV funds managed by Stone Point Capital LLC Remaining proceeds to come from cash and alternative sources of debt financing Pro Forma Ownership 53.8% ACBI / 32.7% FSGI / 13.5% Stone Point* Estimated 23 million pro forma shares outstanding at close Treatment of Options Existing FSGI options to be exchanged for ACBI options *Stone Point’s pro forma ownership includes 1.125 million shares currently owned plus 1.984 million shares to be issued

Key Operational Terms 7 Leadership Chief Executive Officer and Director: Douglas Williams (ACBI) President, Chief Operating Officer and Director: Michael Kramer (FSGI) Board of Directors 8 Atlantic Capital / 5 First Security Chairman: Walter M. Deriso, Jr. (ACBI) Headquarters Atlanta, GA (Holding Company) Chattanooga, TN (Bank) Company Brands Holding Company: Atlantic Capital Bancshares, Inc. Bank: Atlantic Capital Bank, N.A. Atlantic Capital Bank and FSGBank will retain their brands in their respective legacy markets Required Approvals Customary regulatory and shareholder approvals of both Atlantic Capital and FSGI shareholders Target Closing Expected late Q3 / early Q4 2015

Atlantic Capital Attractive Market Demographics First Security 8 Atlanta-Sandy Springs-Roswell, GA MSA • Total Population 2014: Approximately 5.6 million • 2014-2019E Population Growth: 6.4% projected • Median HH Income 2014: $52,533 • Total Deposits in Market: Approximately $130 billion Chattanooga, TN-GA MSA • Total Population 2014: Approximately 544 thousand • 2014-2019E Population Growth: 4.0% projected • Median HH Income 2014: $41,704 • Total Deposits in Market: Approximately $8.5 billion Knoxville, TN MSA • Total Population 2014: Approximately 855 thousand • 2014-2019E Population Growth: 3.1% projected • Median HH Income 2014: $44,405 • Total Deposits in Market: Approximately $14.7 billion Source: Nielsen, SNL Financial Creates a leading middle market commercial bank operating along the I-75 corridor

Private Banking • Residential mortgage • Wealth management • Trust services Specialty Lending • SBA loans • Franchise loans • Credit tenant loans Complementary Strategic Attributes 9 Community Business Banking • Small business lending • Small business office network • Mobile banking capabilities Commercial Banking • Regional middle market corporate banking • Commercial real estate • Selected capital markets • Treasury services

First Security Trans 34% MMDAs 24% Retail Time 17% Jumbo Time 13% Brokered Deposits 12% $ in thousands Transactional MMDAs Retail Time Jumbo Time Brokered Deposits Total Cost of Deposits 2yr Core Deposit CAGR Amount $312,705 217,006 151,089 119,514 105,299 $905,613 0.53% 10% % of Total 34 24 17 13 12 100% % Attractive Deposit Mix 10 Note: Data as of December 31, 2014 Source: SNL Financial Combined Trans 37% MMDAs 52% Jumbo Time 2% Trans 36% MMDAs 39% Retail Time 8% Jumbo Time 7% Brokered Deposits 10% $ in thousands Transactional MMDAs Retail Time Jumbo Time Brokered Deposits Total Cost of Deposits 2yr Core Deposit CAGR Amount $724,760 792,213 151,393 135,643 209,998 $2,014,007 0.40% 6% % of Total 36 39 8 7 10 100 % Atlantic Capital Brokered Deposits 9% $ in thousands Transactional MMDAs Retail Time Jumbo Time Brokered Deposits Total Cost of Deposits 2yr Core Deposit CAGR Amount $412,055 575,207 304 16,129 104,699 $1,108,394 0.30% 3% % of Total 37 52 0 2 9 100% % %

Atlantic Capital 1-4 Fam 3% Multifam 9% Comm RE 13% Owner Occupied 19% C&D 8% C&I 35% Cons. & Other 13% $ in thousands 1-4 Family Multifamily Comm RE Owner Occupied C&D C&I Consumer & Other Total Portfolio Yield NPAs/Assets 2yr CAGR Amount $29,736 96,485 138,816 193,892 82,345 364,211 134,227 $1,039,712 3.55% 0.62% 18% % of Total 3 9 13 19 8 35 13 100% % Diversified Loan Mix 11 Combined 1-4 Fam 12% Multifam 6% Comm RE 20% C&D 8% C&I 25% Cons. & Other 9% Owner Occupied 20% $ in thousands 1-4 Family Multifamily Comm RE Owner Occupied C&D C&I Consumer & Other Total Portfolio Yield NPAs/Assets 2yr CAGR Amount $213,555 111,423 359,345 360,648 130,176 438,387 162,043 $1,775,577 3.97% 0.74% 16% % of Total 12 6 20 20 8 25 9 100 First Security 1-4 Fam 25% Multifam 2% Comm RE 30% Owner Occupied 23% C&D 6% C&I 10% Cons. & Other 4% $ in thousands 1-4 Family Multifamily Comm RE Owner Occupied C&D C&I Consumer & Other Total Portfolio Yield NPAs/Assets 2yr CAGR Amount $183,819 14,938 220,529 166,756 47,831 74,175 27,816 $735,864 4.57% 0.89% 14% % of Total 25 2 30 23 6 10 4 100% % % % Note: Data as of December 31, 2014; NPAs include performing TDRs Source: SNL Financial

Comprehensive Due Diligence 12 Reciprocal, merger-of-equals approach to due diligence Financial Due Diligence • Reviewed credit and rate marks • Detailed analysis of cost savings and one-time merger costs • Analyzed impact of various interest rate environments Operational Due Diligence • Comprehensive, mutual due diligence process covering core systems, legal, accounting, tax and HR functions • Review of IT and infrastructure • Branch consolidation/divestiture opportunities identified Credit Due Diligence • Thorough credit due diligence review conducted by both internal teams and third parties o Thorough review of “pass” portfolio including CRE, C&I, Owner-Occupied and Consumer loans o Review of all “non-pass” credits in excess of $300,000 • In-depth review of underwriting methodology and practices • Mutual agreement on prospective underwriting guidelines Tax Due Diligence • Detailed analysis of deferred tax assets and potential IRC Section 382 limitations

Pro Forma Financial Results

Key Merger Assumptions

- Earnings estimates based on combined management discussions
- Cost savings estimated to equal approximately 15% of FSGI's non-interest expense base
  - Approximately 75% realized in 2016
- One-time merger-related expenses of approximately $10.0 million (6.3% of total transaction value)
- Credit and interest rate marks estimated to total approximately $3.5 million net of $9.7 million reserve
- Deferred tax asset preservation currently estimated to total $49.0 million[(1)]
- New common issued (ACBI) $12.60 per share
- Subordinated debt issued by ACBI up to $38 million
- Revenue synergies and additional cost savings identified but not incorporated
- Projected closing date September 30, 2015

Estimated Pro Forma Financial Results

- Estimated Pro Forma 2016 EPS $0.95 - $1.10
- Estimated TBV at close $10.60 per share
- TBV dilution earn back estimated at approximately 5 years
- Pro Forma balance sheet
  - $2.7 billion assets
  - $1.9 billion net loans
  - $2.2 billion deposits
  - $264 million equity
- Pro Forma capital ratios – consolidated
  - 9.2% TCE/TA
  - 8.0% Leverage ratio
  - 11.0% Total risk based capital
- Pro Forma capital ratios – bank
  - 10.2% TCE/TA
  - 9.3% Leverage ratio
- Pro Forma shares outstanding – approximately 23 million

[(1)]Based on the highest IRS published applicable tax exempt rate as of March 1, 2015 of 2.67%. The value of the deferred tax asset is subject to future potential adjustments.

Atlantic Capital

13

First Security Group

Strategic Priorities 14 Complete Integration and Realize Cost Savings and Revenue Synergies • Integrate operating platforms and product capabilities • Divest non-strategic offices in east Tennessee; leverage combined technology and product capabilities for greater efficiency and better service • Add middle market corporate banking effort in east Tennessee • Begin focused small business effort in Atlanta with limited office footprint • Expand mortgage and trust/wealth management effort to Atlanta Integrate Organizations with Common Culture • Articulate corporate mission, values, and cultural aspirations • Choose leaders committed to our mission who demonstrate our values and reach for our aspirations • Use our talent appropriately and efficiently to build an organization which encourages people to grow and perform at a high level Focus on Key Business Combination Opportunities • Middle market treasury management opportunities in Tennessee markets • Small business, wealth management and mortgage in Atlanta Achieved Performance Targets • 1.0% ROAA within 24 months • 12.0% ROATCE within 24 months

Summary Complementary Business Strengths Attractive Southeastern Regional Footprint Compelling Financial Results • Atlantic Capital’s Strengths: C&I, CRE and Private Banking; Corporate Treasury and Private Banking Deposits • First Security’s Strengths: Small Business and Specialty Commercial Lending; Small Business and Retail Deposit Channel • Complementary interest rate risk positions – combined company well situated for rising rate environment • Contiguous market expansion along the I-75 corridor • 27 offices combined providing core deposit funding • Atlanta: High density of small businesses and commercial enterprises • Chattanooga/Knoxville: Diversified manufacturing and service economies • Enhances both banks’ business plans to expand and diversify revenue opportunities • Significant cost saving opportunities provide basis for substantial EPS accretion • Retains a significant portion of FSGI NOLs • Revenue synergy opportunities with increased scale and complementary businesses • Strong regulatory capital ratios • Sustains robust loan origination trends and opportunities in all markets Strong Risk Management and Leadership Teams • Atlantic Capital has finished past 5 years with NPAs/Assets less than 1% • FSGI successfully reduced NPAs/Assets to less than 1% at 2014 year end • Highly talented management team combines commercial, small business and retail expertise • Senior management from both firms bring complementary expertise and market knowledge • Merger plan ensures management continuity 15

APPENDIX

Management Biographies Name and Title Age Experience Walter M. “Sonny” Deriso, Jr. Chairman (Non-Executive) 68 • Retired Vice Chairman of Synovus Financial Corp. in Columbus, Georgia. • Former President of Security Bank and Trust Company of Albany, a Synovus bank • Former Partner in the law firm of Divine, Wilkin, Deriso, Raulerson & Fields • Former Chairman of the Georgia Bankers Association • Current Member of the Board of Trustees of Emory University, member of the Board of Directors of Post Properties, Chairman of the Board of the Georgia Regional Transportation Authority (GRTA), Chairman of The Foundation of the Methodist Children’s Home of the South Georgia Conference and member of the Board of Directors of the Georgia Chamber of Commerce Douglas Williams Chief Executive Officer 57 • Chief Executive Officer of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including Executive Vice President and Head of the Global Corporate Banking Division; Chief Risk Officer for all corporate, institutional, and wholesale banking activities; Executive Vice President and Co-Head of Wachovia’s Capital Markets Division and Executive Vice President and Head of Wachovia’s US Corporate Banking Division • Chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and the YMCA of Metropolitan Atlanta and the High Museum of Art and is a Member of the Buckhead Coalition Michael Kramer President, Chief Operating Officer 57 • Chief Executive Officer and President of First Security since December and Chief Executive Officer of FSGBank since 2011 • Former Managing Director of Ridley Capital Group • Former Director, Chief Executive Officer and President of Ohio Legacy Corporation • Former Chief Operating Officer and Chief Technology Officer of Integra Bank Corporation • Serves on the Boards of Chattanooga Chamber of Commerce, Chattanooga, United Way, The Tennessee Bankers Association and the Chattanooga Young Life Committee 17

ACBI Historical Balance Sheet 18 2011Y 2012Y 2013Y 2014Y Assets Cash & Due from Banks 10,851$ 25,904$ 29,545$ 24,010$ Interest Bearing Deposits 147,646 171,950 165,581 12,136 Cash & Cash Equivalents 158,497$ 197,854$ 195,126$ 36,146$ Securities Available-for-Sale 125,361 127,751 150,739 145,931 Securities Held-to-Maturity - - - - Loans Held for Sale - 64,353 8,026 - Loans 700,562 746,392 808,976 1,039,713 Less: Allowance for Loan and Lease Losses 9,731 10,736 10,815 11,421 Net Loans 690,831$ 735,656$ 798,161$ 1,028,292$ Fed Funds 9,295 25,515 25,060 45,623 Premises and Equipment, net 2,293 3,662 2,422 1,868 Intangible Assets - 32 36 782 Other Real Estate Owned 1,775 1,531 1,531 1,531 Other Assets 33,259 45,233 48,306 54,847 Total Assets 1,021,311$ 1,201,587$ 1,229,407$ 1,315,020$ Liabilities Non-Interest-Bearing Demand 136,823$ 166,627$ 244,089$ 319,961$ Interest-Bearing Demand 737,557 859,184 837,079 786,021 Total Deposits 874,380$ 1,025,811$ 1,081,168$ 1,105,982$ Other Borrowings 17,912 37,634 7,837 56,517 Other Liabilities 7,601 10,057 9,166 11,694 Total Liabilities 899,893$ 1,073,502$ 1,098,171$ 1,174,193$ Stockholder's Equity Common Stock 13,261$ 13,384$ 13,438$ 13,497$ Paid-in Surplus 120,542 121,985 122,731 123,405 Retained Earnings / (Deficit) (13,286) (8,199) (3,056) 4,358 Accumulated Other Comprehensive Income 937 1,550 (1,266) 609 Treasury Stock (36) (635) (611) (1,042) Total Stockholder's Equity 121,418$ 128,085$ 131,236$ 140,827$ Total Liabilities and Stockholder's Equity 1,021,311$ 1,201,587$ 1,229,407$ 1,315,020$ ($ in thousands)

ACBI Historical Income Statement 19 2012 2013 2014 4Q 2014 Interest Income Total Interest Income 30,933$ 32,536$ 36,541$ 9,877$ Interest Expense Total Interest Expense 4,196$ 3,616$ 3,448$ 890$ Net Interest Income 26,737$ 28,920$ 33,093$ 8,987$ Loan Loss Provision (1,322) 246 487 18 Net Interest Income After Provision 28,059$ 28,674$ 32,606$ 8,969$ Non Interest Income Service Charges on Deposit Accounts 759$ 932$ 1,165$ 334$ Gain on Sales of OREO & Other Assets (271) 500 (8) - Gain on Sale of Available for Sale Securities 27 167 59 15 Other 2,296 2,270 4,076 1,141 Total Non Interest Income 2,811$ 3,869$ 5,292$ 1,490$ Non Interest Expense Salaries & Benefits 14,864$ 17,318$ 18,774$ 5,108$ Expense on Premises and Fixed Assets 1,838 1,893 2,036 503 Other 4,989 5,674 5,880 1,718 Total Non Interest Expense 21,691$ 24,885$ 26,690$ 7,329$ Operating Income 9,179$ 7,658$ 11,208$ 3,130$ Taxes 3,248 2,515 3,794 1,081 Net Income 5,931$ 5,143$ 7,414$ 2,049$ ($ in thousands)

Pro Forma Comparable Group Analysis – Southeast

Financial data as of or for the twelve months ended December 31, 2014
Market data as of March 24, 2015
Selected Major Exchange Southeast Banks with Total Assets $2.0 Billion - $5.0 Billion; NPAs / Assets < 2.0%

			Market Information					Balance Sheet					LTM Profitability				Asset Quality	
					Price /						Tier 1	Total						
Company	City, St.	Ticker	Market Cap. ($mm)	% of 52-wk high (%)	BV (%)	TBV (%)	2016E EPS (x)	Total Assets ($mm)	Loans / Deposits (%)	TCE / TA (%)	Lev. Ratio (%)	RBC Ratio (%)	ROAA (%)	ROAE (%)	NIM (%)	Eff. Ratio (%)	NPAs / Assets (1) (%)	LLR / Loans (%)
TowneBank	Portsmouth, VA	TOWN	838	97.7	110	147	--	4,982	88.3	8.2	9.9	13.7	0.9	7.4	3.4	68.0	1.61	1.04
Simmons First National Corp.	Pine Bluff, AR	SFNC	1,325	98.4	162	219	12.8	4,643	70.9	8.1	8.8	14.5	0.8	8.1	4.5	70.0	1.28	1.05
Yadkin Financial Corporation	Raleigh, NC	YDKN	632	90.9	119	175	11.7	4,266	89.2	8.8	9.3	12.3	0.7	5.7	4.4	62.2	0.77	0.27
ServisFirst Bancshares Inc.	Birmingham, AL	SFBS	821	91.8	218	218	12.2	4,099	98.9	9.0	9.9	13.4	1.4	14.6	3.7	38.9	0.57	1.06
BNC Bancorp	High Point, NC	BNCN	585	94.4	149	190	10.6	4,073	90.5	7.7	8.4	12.5	0.8	9.1	4.6	58.8	1.54	0.98
CenterState Banks	Davenport, FL	CSFL	549	97.9	121	152	12.6	3,777	78.6	9.8	10.1	15.1	0.4	3.3	4.4	72.2	1.22	0.82
City Holding Co.	Charleston, WV	CHCO	722	96.8	184	227	14.2	3,462	92.3	9.3	9.9	14.2	1.6	13.4	4.0	53.2	1.34	0.76
Cardinal Financial Corp.	McLean, VA	CFNL	649	98.3	172	190	14.6	3,399	101.8	10.1	10.8	11.8	1.0	8.8	3.6	60.9	0.13	0.98
Seacoast Banking Corp. of FL	Stuart, FL	SBCF	463	98.2	148	166	17.0	3,093	75.4	9.1	10.3	16.3	0.2	2.2	3.2	81.3	1.75	0.93
Fidelity Southern Corp.	Atlanta, GA	LION	366	99.8	138	140	12.6	3,085	91.7	8.5	10.4	12.0	1.1	12.1	3.6	74.1	2.02	0.97
State Bank Finl Corp.	Atlanta, GA	STBZ	749	99.8	146	150	18.4	2,882	68.3	15.7	15.9	24.4	1.2	6.9	5.9	63.1	0.20	1.75
First Community Bancshares Inc	Bluefield, VA	FCBC	332	99.4	98	143	12.8	2,608	84.4	9.2	10.1	17.7	1.0	7.4	4.1	63.7	1.22	1.20
NewBridge Bancorp	Greensboro, NC	NBBC	354	99.0	146	165	13.0	2,520	98.5	8.2	8.6	12.2	0.6	6.5	3.7	67.4	0.45	1.22
Park Sterling Corporation	Charlotte, NC	PSTB	319	91.0	116	136	13.7	2,359	85.4	10.1	10.2	14.0	0.6	4.8	4.0	75.6	0.76	0.52
High			1,325	99.8	218	227	18.4	4,982	101.8	15.7	15.9	24.4	1.6	14.6	5.9	81.3	2.02	1.75
Low			319	90.9	98	136	10.6	2,359	68.3	7.7	8.4	11.8	0.2	2.2	3.2	38.9	0.13	0.27
Mean			622	96.7	145	173	13.5	3,518	86.7	9.4	10.2	14.6	0.9	7.9	4.1	65.0	1.06	0.97
Median			609	98.0	146	165	12.8	3,430	88.8	9.0	10.0	13.8	0.9	7.4	4.0	65.5	1.22	0.98

(1) NPAs/Assets = (nonaccrual loans + TDR + OREO)/total assets
Source: SNL Financial

Atlantic Capital

20

First Security Group

Interest Rate Sensitivity 21 Note: Dollars in millions Source: Based on First Security and Atlantic Capital income sensitivity analysis as of December 31, 2014. An income sensitivity analysis is model driven, and based upon a number of material assumptions, including interest rate levels, the shape of the yield curve, and customer preferences and behaviors in light of changing rates. The model also assumes no growth and no change in asset mix. Actual results are likely to differ, potentially materially. In analyzing the income sensitivity analysis, you should review the Forward- Looking Statements disclaimer at the beginning of this presentation in its entirety. Interest Rate Scenario FSGI % Change from Actual Actual 0.0 % UP 100 bps 4.3 % UP 200 8.6 % UP 300 12.9 % ACBI % Change from Actual Actual 0.0 % UP 100 bps 9.5 % UP 200 19.2 % UP 300 30.5 % Combined % Change from Actual Actual 0.0 % UP 100 bps 6.9 % UP 200 14.2 % UP 300 22.0 % Asset Sensitivity FSGI Total Loans $735.9 Fixed 62% Variable 14% Adjustable 24% 100% ACBI Total Loans $1,040.0 Fixed 12% Variable 88% Adjustable 0% 100% Total Loans $1,775.9 Fixed 33% Variable 57% Adjustable 10% 100% Combined